UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

HESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-1204	13-4921002
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1185 Avenue of the Americas

New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 997-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Representatives of Hess Corporation (“Hess”) may present to certain investors, analysts and proxy advisory firms from time to time a presentation (“Investor Presentation”) in connection with (i) the upcoming annual meeting of Hess stockholders (the “Annual Meeting”) and (ii) the upcoming special meeting of Hess stockholders to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of October 22, 2023, among Hess, Chevron Corporation (“Chevron”) and Yankee Merger Sub Inc., and certain other related matters (the “Special Meeting”). The Annual Meeting is scheduled to be held on May 15, 2024, and the Special Meeting is scheduled to be held on May 28, 2024. A copy of the Investor Presentation is available on the Investor Relations section of Hess’ website at https://www.hess.com/investors and is being furnished as Exhibit 99.1 hereto.

The information contained in this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1+	Investor Presentation, dated May 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Furnished herewith.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the potential transaction between Hess and Chevron, Chevron filed a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Hess. The registration statement was declared effective on April 26, 2024. Chevron filed a prospectus on April 26, 2024, and Hess filed a definitive proxy statement on April 26, 2024. Hess commenced mailing of the definitive proxy statement/prospectus to stockholders of Hess on or about April 26, 2024. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Hess may file with the SEC and send to Hess’ stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND HESS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Chevron or Hess through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron will be available free of charge on Chevron’s website at http://www.chevron.com/investors. Copies of the documents filed with the SEC by Hess will be available free of charge on Hess’ website at http://www.hess.com/investors.

PARTICIPANTS IN THE SOLICITATION

Chevron, Hess, their respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of Hess with respect to the potential transaction. Information about the identity of Chevron’s (i)

directors is set forth in the section entitled “director summary” on page 9 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at
https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_6a) and (ii) executive officers is set forth in the section entitled “Information about our Executive Officers at February 26, 2024” on page 31 of Chevron’s Annual Report on Form 10-K filed with the SEC on February 26, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000009341024000013/cvx-20231231.htm#ib7903ee4cd7540d8ab5b70d4bf454edd_178). Information about the compensation of Chevron’s non-employee directors is set forth in the section entitled “2023 non-employee director compensation” starting on page 25 of Chevron’s proxy statement on Schedule 14A filed on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_10). Information about the compensation of Chevron’s named executive officers is set forth in the section entitled “compensation discussion and analysis” starting on page 49 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_35) and the Current Report on Form 8-K filed with the SEC on February 2, 2024 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/93410/000009341024000007/cvx-20240130.htm). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “related person transactions” on page 105 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_50). Information about the beneficial ownership of Chevron securities by Chevron’s directors and named executive officers is set forth in the section entitled “security ownership of certain beneficial owners and management” starting on page 102 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at
https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_47).

Information about the identity of Hess’ (i) directors is set forth in the section entitled “Director Nominees” on page v of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_11) and (ii) executive officers is set forth in the section entitled “Information about our Executive Officers” on page 18 of Hess’ Annual Report on Form 10-K filed with the SEC on February 26, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000162828024006845/hes-20231231.htm#ia1d039205cfa47fd9abb4a2a0a824bd0_22). Information about the compensation of Hess’ non-employee directors is set forth in the section entitled “Director Compensation” on page 20 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_32). Information about the compensation of Hess’ named executive officers is set forth in the section entitled “Compensation Discussion and Analysis” starting on page 21 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_34) and the Current Report on Form 8-K filed with the SEC on March 8, 2024 (and available at: https://www.sec.gov/Archives/edgar/data/4447/000119312524063665/d741455d8k.htm). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Related Party Transactions” on page 9 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_25).

Additional information about Hess’ directors and executive officers with respect to the proposed transaction is available in Hess’ definitive proxy statement for the transaction, including under the sections entitled “The Merger—Hess Board’s Recommendations and Its Reasons for the Merger,” “The Merger—Interests of Directors and Executive Officers,” “The Merger—Director and Officer Indemnification,” “The Merger Agreement—Merger Consideration—Treatment of Hess Equity Awards,” “Special Meeting—Voting by Hess’ Directors and Executive Officers,” and “Non-Binding, Advisory Vote on Merger-Related Compensation for Hess’ Named Executive Officers.”

Information about the beneficial ownership of Hess securities by Hess’ directors and named executive officers is set forth in the section entitled “Ownership of Equity Securities by Management” on page 19 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_31) and the section entitled “The Merger—Share Ownership of Directors, Executive Officers and Certain Beneficial Owners of Hess” on page 75 of Hess’ definitive proxy statement. To the extent that Hess’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the definitive proxy statement for the transaction, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13G filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2024	HESS CORPORATION

	By:	/s/ Timothy B. Goodell
	Name:	Timothy B. Goodell
	Title:	Executive Vice President, General Counsel and Corporate Secretary